                                                                EXHIBIT 10.45

CONFIDENTIAL TREATMENT REQUESTED
--------------------------------
The asterisked portions of this document have been omitted and are filed separately with the Commission

                        Dated:  As of February 26, 1998

                                  VIA FACSIMILE
                                  818/752-1271
                                                                      8645.15

Mr. Jon F. Vein
Senior Vice-President
Film Roman, Inc.
12020 Chandler Boulevard
Suite 200
North Hollywood, California  91607

          RE:  "MR. POTATO HEAD"/MIXED MEDIA TELEVISION SERIES
               -----------------------------------------------

Dear Jon:

     Set forth below are the terms of the agreement (the "Agreement") between Claster Television ("Claster") and Film Roman, Inc. ("FRI") in connection with the grant to FRI by Claster of the exclusive right to produce and distribute a first quality (i.e., state-of-the-art) mixed CGI, robotics and puppetry television series based on the "Mr. Potato Head" toy line and the treatment written by Dan Clark (the "Series").

     1. ORDER. Claster hereby grants to FRI the exclusive right to produce and distribute the Series in accordance with the terms of this Agreement. FRI has entered into an agreement with Fox Kids Worldwide ("FKW"), a copy of which is attached hereto as Exhibit "A" (the "FRI-FKW Agreement"), pursuant to which FKW has ordered thirteen (13) one-half (1/2) hour episodes of "Mr. Potato Head" for airing on Fox Children's Network ("FCN") commencing September 1998. FRI shall use its best efforts to deliver all episodes to FKW in accordance with the delivery schedule set by FCN, and such timely delivery shall be of the essence of this Agreement (subject to force majeure consistent with industry custom and practice). Delivery of the episodes to FKW shall be in accordance with a list of delivery requirements (attached hereto as Exhibit "B") that are customary for series of this nature, including without limitation stills, photos and footage and other material for the purpose of creating promotional materials, including without limitation daily bumpers and interstitials, all of which shall be provided by FRI at no additional charge to FKW. At the conclusion of the FKW distribution term, all episodes and accompanying delivery materials delivered to FKW hereunder shall be assigned and delivered to Claster immediately upon FRI's receipt of the same from FKW (FRI acknowledges that, pursuant to the FRI-FKW Agreement, FKW is contractually required to return such episodes and delivery

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -2-

------------------------------------

materials to FRI immediately upon the conclusion of the FKW distribution term). In addition, at Claster's reasonable request, FRI will create a duplicate set of delivery materials for Claster for which Claster shall reimburse FRI at FRI's actual cost. Any material breach or default by FRI under the FRI-FKW Agreement shall be deemed a material breach of this Agreement by FRI, and FRI shall indemnify and hold harmless Claster and its successors and assigns from and against any and all claims, demands, actions, liabilities, losses, penalties, costs, damages and expenses (including reasonable attorneys' fees) arising from any such breach.

     2. FINANCIAL CONTRIBUTION. FKW has agreed to pay FRI a license fee of **** Dollars ($****) per episode (with increases in subsequent years, if any, as set forth in the FRI-FKW Agreement). The remainder of the production budget will be paid as an advance against distribution by FRI over the course of production (the "FRI Distribution Advance"). The budget shall consist of FRI's actual out of pocket cost of production including the Claster rights payment set forth below (and which budget may also include an appropriate allocation of compensation for services provided by and/or persons employed by Film Roman for positions that are customarily part of a production budget and not overhead), U.S. residuals arising from the exploitation of the Series by FKW (which are not reimbursed to FRI or otherwise paid by FKW), and a combined FRI production/overhead fee of ****%. FRI will guarantee completion of production. The budget will contain a **** Dollar ($****) per episode rights fee to Claster which shall be paid to Claster upon the commencement of production of each episode. Claster shall be granted (and FRI hereby grants to Claster) a first position security interest and mortgage of copyright in the Series and the physical elements pertaining thereto, and any proceeds thereof, to secure the delivery of the Series to FKW and Claster's rights in and to the Series and the elements thereof and all of Claster's other rights hereunder, and the parties agree promptly to execute all paperwork necessary to effectuate and perfect such security promptly following execution of this Agreement. The Series will be produced in a first class quality suitable for U.S. network broadcast. FRI shall be one hundred percent (100%) responsible for all residuals arising from the exploitation of the Series by FKW (except to the extent otherwise agreed between FRI and FKW) as well as from the exploitation of the Series by FRI during the FRI Distribution Term (as defined in Paragraph 4 below). All other residuals arising from the exploitation of the Series in the U.S. shall be the responsibility of Claster. At the end of the FRI Distribution Term (defined in Paragraph 4 below), all rights in and to the Series and all allied and ancillary rights thereto, if any, that FRI may have, shall become the property of Claster and FRI agrees to execute all documents necessary to effectuate such change promptly upon request by Claster.

     3. APPROVALS AND CONTROLS. FRI acknowledges that the property upon which the Series is to be based, and the characters and trademarks associated therewith, constitute a valuable and unique property of Claster and that it is of the essence of this Agreement that the reputation and integrity thereof be maintained. Accordingly, for such purpose the Series budget, executive producers, writers, stories, bible, scripts, character and background design, background music, and key art will be mutually approved by FRI and Claster. The Series will be based on the treatment attached hereto as Exhibit "C." Claster will exercise its approval rights promptly

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -3-

-----------------------------------

following submission of material. With respect to video packaging, FRI shall use only artwork that has been pre-approved by Claster for the specific purpose of use on video packaging. FRI agrees to consult with Claster with regard to the sell-through video distributor in each country in the FRI distribution territory described below; provided, however, that if the distributor of the Series in a particular territory is also the sell-through video distributor in that territory, FRI shall only be required to consult with Claster on one (1) occasion with regard to such distributor. All Claster approvals will be given promptly (within 36 hours of Claster's receipt of the material for which approval is being sought but only counting business days) and exercised in good faith. Failure to timely disapprove shall be deemed approval.

     4. DISTRIBUTION RIGHTS. The rights granted to FRI hereunder consist of a license to produce one (1) television series based on the underlying "Mr. Potato Head" property controlled by Claster and, subject to all the terms and conditions of this Agreement, to distribute the Series in all forms of television and home video distribution now known or hereafter devised and to exploit the soundtrack and music publishing rights in and to the Series and all elements therein for the duration of the FRI Distribution Term (as defined below). Subject to the terms of the FRI-FKW Agreement, FRI hereby exclusively and irrevocably assigns to Claster all U.S. distribution and exploitation rights in and to the Series in any and all media in perpetuity. (For greater certainty, in the event of any reversion or termination of FKW's distribution rights under the FRI-FKW Agreement, all such rights shall be immediately, automatically and irrevocably assigned to Claster.) FRI also hereby exclusively and irrevocably assigns to Claster all non-U.S. distribution and exploitation rights in and to the Series in any and all media in perpetuity following the expiration of the FRI Distribution Term (as defined below). Claster retains all merchandising rights (including the master toy license [including all toys, games and puzzles of all kinds and descriptions]) and all interactive media rights throughout the world, in perpetuity and outright except as set forth below. FRI will have distribution rights in the Series outside the United States, for a term of **** (****) years from delivery of the last episode of the Series produced ( the "FRI Distribution Term"). The FRI Distribution Term may be extended for an additional **** (****) years in the event that by the expiration of the initial **** (****) years FRI has not recouped its actual cash out of pocket FRI Distribution Advance taking into account for purposes of this calculation revenue from all sources including without limitation distribution, toy, merchandising, music and music publishing and royalty income related to the Series. It is of the essence to this Agreement and a material term of this deal that FRI shall fully and closely cooperate with 3D Licensing ("3D") to coordinate the television distribution and licensing efforts. During the "initial exhibition window" of FRI distribution, the Series shall not be exhibited on pay television in any territory unless it is also being concurrently exhibited on free over-the-air broadcast television in that territory. FRI and Claster will enter into good faith negotiations to be concluded within thirty (30) days of execution of this Agreement in order to reach agreement on a list of fees (the "Buyout Fees") which would customarily be payable by broadcasters for the national free over-the-air television broadcast rights for programming similar to the Series (and taking into account any prior or concurrently licensed exhibition) for a term of four (4) years for eight (8) runs in each of the territories of the U.K., France, Germany, Italy, Spain, Belgium,

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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OMITTED PORTIONS.

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -4-

----------------------------------

Holland, Greece, Australia and New Zealand (the "Key Territories"). If FRI does not provide Claster with a written commitment evidencing the sale of the national free over-the-air television broadcast rights for the Series for any of the Key Territories by November 15 of the year following the year in which the applicable year's production first appeared on U.S. television, Claster will have the option, on a territory-by-territory basis, to acquire such rights for any unsold Key Territory by paying to FRI the Buyout License Fee for that Key Territory and shall thereafter be entitled to license such rights for that unsold Key Territory for eight (8) runs over four (4) years and to keep all the revenue from such licensing. During such four (4) year term, FRI shall not exploit any other television rights for any Key Territory for which FRI received a Buyout License Fee. In addition, if FRI does not provide Claster with a written commitment evidencing the sale of the national free over-the-air television broadcast rights for the Series for any of FRI's other distribution territory (excluding the Key Territories) by November 15 of the year following the year in which the applicable year's production first appeared on U.S. television, the parties will, at Claster's request, negotiate in good faith the terms on which Claster may acquire such rights for the affected episodes of the Series for any unsold territory on a territory-by-territory basis.

     5. FRI DISTRIBUTION PROCEEDS. FRI will be entitled to a distribution fee of ****%, except that on government subsidies, tax shelters and co-production revenue, FRI will only be entitled to charge a ****% distribution fee. "Net Receipts" shall be defined as gross receipts received by FRI from all sources, including ancillary rights exploitation but excluding merchandising and interactive revenue (which are covered below in Paragraphs 6, 7 and 8), less applicable distribution fees; actual, direct, out-of-pocket distribution costs capped at ****%, exclusive of residuals and the French dub; recoupment of FRI's Distribution Advance (except to the extent any portion of the Distribution Advance is considered part of distribution costs and therefore already recouped as provided above, in which case such amounts may not be recouped more than once) plus interest thereon at the rate charged by FRI's principal corporate lender but in no event more than the prime rate charged by Union Bank plus two percent (2%); and mutually-approved third-party participations, if any. Net Receipts will be split **** percent/**** percent (****/****) between the parties. FRI's recoupment of its Distribution Advance for all purposes under this Agreement shall be limited to FRI's actual out-of-pocket contribution to the production budget (i.e., the amount of the production budget described in Paragraph 2 above less the FKW license fee). Claster shall have audit rights consistent with industry custom and practice.

     6. MERCHANDISING. With respect to the Series-related toys and merchandising, 3D will act as the non-U.S. licensing agent and Hasbro as the worldwide master toy licensee and U.S. merchandising agent in perpetuity on a **** percent (****%) fee basis inclusive of sub-distributors with direct, actual out-of-pocket verifiable costs capped at **** percent (****%). For purposes of this Agreement, "Series related" shall mean all new characters and elements which are created for the Series, together with the specific artwork iteration of existing characters and existing characters and elements where specifically identified in packaging or labeling as related to the Series. The period commencing upon execution of this deal memo and continuing

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -5-

---------------------------------

until the earlier of (i) **** (****) years following the completion of production of the last episode produced by FRI and broadcast; (ii) ****; or
(iii) only with respect to non-U.S. revenues, any period of **** (****) consecutive years in which episodes of the Series are not being distributed on a regularly-scheduled basis in at least **** (i.e., if episodes of the Series are being distributed in at least****, then the Participation Term shall not expire pursuant to the terms of this subsection [iii]), shall be deemed the "Participation Term"; provided, however, that the Participation Term shall be increased by **** (****) months for each additional year in which FRI produces a minimum of eight (8) episodes of the Series pursuant to Paragraph 10 below. In the event that at least twenty-one (21) episodes of the Series are produced by FRI pursuant to the terms of this Agreement, the **** (****) year periods set forth in (i) and (iii) above shall be extended to **** (****) years and the outside date of **** set forth in (ii) above shall be extended until ****. During the Participation Term and subject to the provisions of Paragraph 8 below the following shall apply:

     (a) Net merchandising proceeds received or accrued from worldwide Series-related merchandising exploitation shall be split between the parties **** percent (****%) to Claster and **** percent (****%) to FRI and shall be separately accounted from any other revenue stream derived from the Series (including without limitation the calculation of Net Receipts set forth in Paragraph 5 above) except as provided in subparagraph (c) below;

     (b) The royalty on U.S. Series-related toy exploitation shall be **** percent (****%) and shall be separately accounted from any other revenue stream derived from the Series (including without limitation the calculation of Net Receipts set forth in Paragraph 5 above) except as provided in subparagraph (c) below. (In other words, FRI shall not participate in non-Series related merchandising of any kind nor be entitled to any royalty on non-Series related toys in the United States.)

     (c) In territories where the television sale will be materially enhanced by linking the same with a licensing sub-agency agreement, 3D will coordinate with FRI to maximize the value of both deals, provided that 3D shall have final authority over whether and/or with whom to enter into a sub-agency agreement. Music and music publishing will be owned and controlled by each party in its own territory. All revenues derived by FRI from music and music publishing shall be included in gross receipts pursuant to Paragraph 5 above. Notwithstanding the provisions of Paragraph 5 above, all net revenues from music and music publishing in the U.S., from U.S. home video and from post-FKW U.S. exploitation (net in the latter case of customary Claster distribution fees and costs [which shall be consistent with past practice and industry custom and practice] and premium advertising dollar expenditures) shall go into Series gross receipts so long as FRI remains un-recouped of its Distribution Advance, interest, residuals and distribution costs on a direct, actual, cash out of pocket basis (e.g., excluding overhead) from all sources, including without limitation merchandising, toy royalties, home video, soundtrack and music publishing. Thereafter such net revenues from the U.S. will be split ****%/****% between the parties on an un-crossed basis. FRI will have the right to do Series soundtrack

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OMITTED PORTIONS.

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -6-

--------------------------------

albums on a worldwide basis and Claster will receive a royalty of **** percent (****%) of net sales worldwide (the exact definition to be negotiated in good faith consistent with industry custom and practice) in perpetuity in connection therewith.

     (d) Claster shall own and have the unlimited right to use the visual images, characters, and other elements of the Series for merchandising, toys and interactive media. Where possible, the images, computer models and the like will be provided to Claster without charge on disc for easy transmission to licensees.

     7.  NON-U.S. TOY ROYALTY.

     (a) FRI shall receive a **** percent (****%) royalty on all "Mr. Potato Head" toys except "Toy Story" related (and sequels thereto), whether or not Series related, in the non-U.S. territories set forth in subparagraph (b) below, which royalty shall be separately accounted from any other revenue stream derived from the Series (including without limitation the calculation of Net Receipts set forth in Paragraph 5 above) except as provided in Paragraph 6(c) above. The term of FRI's non-U.S. toy royalty participation (the "Non-U.S. Toy Royalty Term") shall commence upon execution of this deal memo and continue until the earlier of (i) **** (****) years following the initial exhibition in any non-U.S. territory of the last episode of the Series produced by FRI and broadcast; (ii) any period of **** (****) consecutive years in which episodes of the Series are not being distributed on a regularly-scheduled basis in at least ****(i.e., if episodes of the Series are being distributed in at least ****, then the Non-U.S. Toy Royalty Term shall not expire pursuant to the terms of this subsection [ii]); or (iii)****; provided, however, that the Non-U.S. Toy Royalty Term shall be increased by **** (****) months for each additional consecutive year in which FRI produces a minimum of eight (8) episodes of the Series pursuant to Paragraph 10 below. In the event that at least twenty-one
(21) episodes of the Series are produced by FRI pursuant to the terms of this Agreement, the **** (****) year periods set forth in (i) and (ii) above shall be extended to **** (****) years and the outside date of **** set forth in (iii) above shall be extended until ****.

     (b) During the Non-U.S. Toy Royalty Term, FRI shall be entitled to receive the non-U.S. toy royalty in **** and in all other non-U.S. territories in which episodes of the Series are being distributed on a regularly-scheduled basis on free over-the-air broadcast television (or another outlet approved by Claster). In addition, during the Non-U.S. Toy Royalty Term, if episodes of the Series are being distributed on a regularly-scheduled basis on free over-the-air broadcast television (or another outlet approved by Claster) in ****, FRI shall be entitled to receive the non-U.S. toy royalty in all of the **** region; if episodes of the Series are being distributed on a regularly-scheduled basis on free over-the-air broadcast television (or another outlet approved by Claster) in at least **** (****) ****, FRI shall be entitled to receive the non-U.S. toy royalty in all of ****; and if episodes of the Series are being distributed on a regularly-scheduled basis on free over-the-air broadcast television (or another outlet approved by Claster) in at least **** (****) ****, FRI shall be entitled to receive

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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OMITTED PORTIONS.

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -7-

----------------------------------

the non-U.S. toy royalty on a worldwide basis outside the U.S. If FRI presents Claster with a bona fide offer for meaningful, regularly-scheduled exhibition of the Series on **** (****) **** (****) non-terrestrial distribution outlets in terms of kids ratings in any territory (contrary to the requirement of free over-the-air television broadcast set forth in Paragraph 4 above), and if Claster rejects the deal on the basis that it is not for free over-the-air television broadcast, FRI shall nevertheless be deemed to be distributing episodes of the Series in such territory on a distribution outlet approved by Claster for the sole purpose of determining FRI's entitlement to the non-U.S. toy royalty pursuant to this subparagraph (b) .

     8. INTERACTIVE MEDIA. Claster shall own and control the interactive media rights (including without limitation games, on-line, and all products in the CD-ROM, CD-I, and all new media formats) in and to the Series and the underlying property; provided, however, that Claster agrees to consult with FRI in good faith as to the appropriate exploitation of such rights. During the Participation Term, FRI shall be entitled to a royalty of **** percent (****%) of Claster's net receipts worldwide (the exact definition to be negotiated in good faith consistent with industry custom and practice) for any interactive game or product based in whole or in material part on the Series; provided, however, that if Claster or any affiliated or related entity sublicenses the publishing of the interactive game or product to an unrelated third party and receives a royalty from such sublicensee, FRI's royalty shall be calculated on the same royalty base as Claster's and shall be paid to FRI by Claster from those royalties actually earned and received by Claster (e.g., if Claster receives an ****% royalty, FRI shall be entitled to receive a percentage of the royalties actually earned and received by Claster equal to ****% divided by ****%).

     9. RESERVATION OF RIGHTS. All rights not specifically granted in this instrument are reserved to Claster.

     10.  SUBSEQUENT PRODUCTIONS.

     (a) The grant of rights contained herein is a license to do one television series (i.e., thirteen [13] episodes). Provided this Agreement remains in full force and effect and that neither party has terminated by reason of any material breach hereunder, then if Claster elects in its sole discretion to proceed with the production of additional episodes of the Series in subsequent production year(s), and provided FRI has not previously dropped out with respect to the production of additional episodes, FRI shall be locked as the producer and distributor of such additional episodes on the same material terms as are contained herein; provided, however, that (if FRI has not dropped out) such additional episodes shall be treated as Subsequent Productions as defined in subparagraph (d) below if the period of time between the end of production of one season and the beginning of production of the next season exceeds **** (****) months.

     (b) In the event that FKW does not renew the Series for the immediately following broadcast season, Claster may elect to (i) contribute **** Dollars ($****) per episode for eight (8) additional episodes of production in such broadcast season; or (ii) give FRI the

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OMITTED PORTIONS.

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -8-

---------------------------------

opportunity to contribute such financing for such season (minimum of eight (8) episodes per season) in exchange for acquiring U.S. distribution rights to the affected episodes of the Series for the duration of the FRI Distribution Term, subject to all the terms and conditions of this Agreement .

     (c) If FKW does renew the Series, or if Claster elects as set forth in subparagraph (b)(i) above, then provided that FRI has not previously dropped out with respect to the production of additional episodes of the Series and that the period of time between the end of production of the last season for which episodes were produced and the beginning of production of the next season for which episodes will be produced does not exceed **** (****) months, FRI will have the right to go forward as the financier/producer/distributor of the Series for such season by written notice to Claster within ten (10) business days of receipt of written notice of the FKW pickup or of Claster's election to proceed to production in the absence of an FKW pickup. If FRI elects not to go forward, then (i) FRI shall immediately so advise Claster in writing; (ii) FRI's rights with respect to the production of additional episodes of the Series (or any other Subsequent Production as defined in subparagraph (d) below) shall terminate; (iii) FRI's related royalties and merchandising participation, if any, during the remainder of its Participation Term and/or Non-U.S. Toy Royalty Term, as applicable, as set forth in Paragraphs 6 and 7 above shall be reduced by participations therein granted to a replacement producer/financier/distributor to a floor of **** percent (****%) of the applicable royalties and/or merchandising participation if more than twenty-six
(26) episodes were produced by FRI or **** percent (****%) of the applicable royalties and/or merchandising participation if twenty-six (26) or fewer episodes were produced by FRI; and (iv) FRI shall have no further rights hereunder or in connection with the Series except as distributor of the episodes theretofore produced, and in such event, FRI will negotiate in good faith with Claster for Claster's acquisition of such distribution rights in the Series. In addition, if FKW renews the Series and FRI elects not to go forward, FRI shall, at Claster's request, assign to Claster (and Claster shall assume) all of FRI's prospective obligations under the FRI-FKW Agreement. Claster shall indemnify and hold harmless FRI and its successors and assigns from and against any and all claims, demands, actions, liabilities, losses, penalties, costs, damages and expenses (including reasonable outside attorneys' fees) arising from any breach by Claster of such prospective obligations to FKW. FRI shall similarly indemnify and hold harmless Claster and its successors and assigns in connection with any breach by FRI of the FRI-FKW Agreement as provided in Paragraph 1 above.

     (d) Except as expressly set forth in the foregoing, the grant of rights contained herein does not include spin-off, remake, sequel, feature or direct-to-video rights; provided, however, that if Claster elects in its sole discretion to proceed with a spin-off, remake, sequel, feature or direct-to-video production based on the Series (a "Subsequent Production") and if FRI is then in the business of producing and distributing animated television productions, and provided FRI's rights hereunder have not terminated as provided above, then FRI shall have the right of first negotiation for thirty (30) days in connection with such rights, at the end of which period FRI shall make its final best offer. If FRI makes such a final best offer, then FRI shall have the further

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OMITTED PORTIONS.

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -9-

-----------------------------------

right of last refusal (only in the event Claster intends to accept an offer on equal or less favorable financial terms than those in FRI's final offer to Claster) in connection with such rights. If Claster ultimately licenses such rights to another party (i.e., Claster enters into an arrangement whereby it licenses such rights to a third party and receives a royalty or other compensation in exchange therefor, but Claster is not a partner or co-venturer in the exploitation of such rights), then provided that such Subsequent Production is based primarily on characters and/or other elements created for the Series, FRI shall be entitled to receive a passive participation in such Subsequent Production equal to **** percent (****%) of the compensation paid to Claster by such other party for the licensing of such rights. In the event that Claster is a partner or a co-venturer in such Subsequent Production, FRI shall receive an amount equal to **** percent (****%) of the amount allocated in good faith consistent with industry custom and practice by Claster for the licensing of the right to produce additional episodes of the Series; provided, FRI shall have no rights of any kind in any "Mr. Potato Head" production that is not Series related.

     11. COPYRIGHT AND OWNERSHIP. The copyright in episodes of the Series produced pursuant to this Agreement will be held by Claster, and, of course, Claster will retain copyright in and ownership of the underlying property and any characters and other elements created for the Series. We acknowledge, however, that copyright may be required for certain types of financing and Claster agrees to convey the copyright in the Series if required to maximize the value of the Series so long as such conveyance is subject to all of Claster's rights hereunder and in the Series and the underlying property. In the event the copyright is so utilized, FRI will hold same as trustee only and shall ensure that the copyright is reconveyed to Claster at the end of the FRI Distribution Term.

     12. ASSIGNMENT. FRI shall make no assignment of any of its rights to produce the Series except to an entity acquiring all or substantially all of FRI's assets, nor shall FRI make any other assignment or delegation of any of its rights or duties hereunder except as are customarily made in the ordinary course of business. In no event shall any such assignment relieve FRI of liability hereunder or affect any of the financial terms set forth herein. Any purported assignment or delegation in violation hereof shall be void. Claster may assign its rights and obligations as appropriate but no such assignment will relieve it of liability hereunder.

     13. INSURANCE. Claster shall be covered under FRI's errors and omissions and general liability insurance policies for the Series as an additional insured (except for claims arising as a result of a breach by Claster of any provision of this Agreement), subject to the exclusions and limitations set forth in such policies. The policies shall be subject to the approval of Claster not to be unreasonably withheld. FRI shall make no material modification in such policies without Claster's consent. FRI shall be covered under Claster's product liability insurance policy for the property as an additional insured (except for claims arising as a result of a breach by FRI of any provision of this Agreement or the FRI-FKW Agreement), subject to the exclusions and limitations set forth in such policy.

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -10-

----------------------------------

     14. FURTHER DOCUMENTS. Each party shall, upon the other party's reasonable request, execute, acknowledge and deliver to the other party any and all documents consistent with the terms of this Agreement which such other party may reasonably deem necessary to evidence and effectuate all or any of such other party's rights hereunder (subject to a reasonable opportunity for the signing party to review and negotiate in good faith the terms of any such document).

     15. MISCELLANEOUS. The parties shall enter into a more formal agreement incorporating and elaborating on all of the provisions hereof as well as those additional terms and conditions customarily included in agreements of this type (including Claster's standard representations and warranties with respect to underlying rights) which such terms shall be incorporated herein by this reference, subject to good faith negotiation within customary industry parameters, including, without limitation, representations and warranties. However, unless and until such an agreement is actually executed, this Agreement constitutes the sole, entire and binding understanding of the parties; replaces and supersedes any and all prior oral or written agreements, promises or representations; and can be modified only in a writing signed by both parties.

     Please indicate your agreement to and acceptance of the foregoing by signing below in the space provided.

                      Very truly yours,



                      LEIGH BRECHEEN
                      of BLOOM, HERGOTT, COOK, DIEMER and KLEIN, LLP

AGREED TO AND ACCEPTED BY:

CLASTER TELEVISION                   FILM ROMAN, INC.


By:  _____________________________    By:  _____________________________
Its:  _____________________________    Its:  _____________________________

Mr. Jon F. Vein
Dated: As of February 26, 1998
Page -11-

---------------------------------

                                EXHIBIT "A"

Agreement dated as of February 26, 1998 between Film Roman, Inc. and Fox Kids Worldwide (filed as Exhibit 10.46 to Film Roman, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998)



                                  EXHIBIT "B"

                             Delivery Requirements

                              (not yet finalized)



                                  EXHIBIT "C"

                         Treatment Written by Dan Clark

                              (not yet finalized)